[logo]
EATON VANCE
------------

ANNUAL REPORT DECEMBER 31, 1999

[graphic omitted]

                                       THE
                                  MASSACHUSETTS
                               HEALTH & EDUCATION
                                   TAX-EXEMPT
                                      TRUST

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST AS OF DECEMBER 31,1999

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[Photo of Thomas J. Fetter]
Thomas J. Fetter
President

The Massachusetts Health & Education Tax-Exempt Trust had a total return of -18.23% for the year ended December 31, 1999. That return was the result of a decline in share price from $14.875 on December 31, 1998 to $11.50 on December 31, 1999, and the reinvestment of $0.749 in dividends.

1999 proved a very challenging year for bond investors, as a continuing strong economy led to higher interest rates and a difficult environment for fixed-income vehicles. Amid a continuing robust economy, the Federal Reserve maintained a watchful eye for any sign of inflation. On three occasions during the year, the Fed raised its Federal Funds rate - a key barometer of short-term interest rates - in an attempt to reduce the potential for inflation. The Fed's actions kept the bond markets - including the municipal market - on the defensive for much of the year.

IN THE WAKE OF THIS YEAR'S MARKET DECLINE, MUNICIPAL YIELDS NEARLY EQUAL TREASURY YIELDS...

Rising interest rates pushed municipal bond yields significantly higher in 1999. At year-end, the ratio of municipal bond yields to Treasury yields - including that of The Massachusetts Health & Education Tax-Exempt Trust - was very high by historical standards, reaching around 95% of Treasury yields at December 31, 1999.

A GROWING BUDGET SURPLUS SUGGESTS A FAVORABLE LONG-TERM OUTLOOK FOR MUNICIPAL BONDS...

A strong economy combined with low inflation has resulted in the first budget surpluses in a generation and created an excellent long-term scenario for bonds. In addition, the forward calendar of new municipal issuance is significantly lighter than in recent years. That will be a positive factor for municipal bonds because the market should be less impacted by supply pressures. As a result, municipal bonds should remain an attractive income alternative for tax-conscious Massachusetts investors.

THE MASSACHUSETTS HEALTH &EDUCATION TAX-EXEMPT TRUST PROVIDES TAX-EXEMPT INCOME, FLEXIBILITY, AND LIQUIDITY...

Municipal bonds are among the few tax-advantaged vehicles remaining for investors. The Trust is designed to deliver tax-exempt income together with the flexibility of a closed-end fund and the liquidity afforded by trading on the American Stock Exchange. We believe that the Trust will continue to provide promising opportunities for their tax-conscious shareholders.

    Sincerely,

/s/ Thomas J. Fetter

    Thomas J. Fetter
    President
    February 9, 2000

--------------------------------------------------------------------------------

TRUST INFORMATION
as of December 31, 1999

          PERFORMANCE(1)
          ----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS  (BY MARKET VALUE, ASE)
          ----------------------------------------------------
          One Year                      -18.23%
          Five Years                      8.11
          Life of Fund (7/30/93)          1.58

          AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
          ----------------------------------------------------
          One Year                      -6.34%
          Five Years                     7.94
          Life of Fund (7/30/93)         3.96

          FIVE LARGEST SECTOR WEIGHTINGS(2)
          ----------------------------------------------------
          By total investments

          ESCROWED                      21.9%
          EDUCATION                     19.4%
          INSURED HOSPITAL*             19.1%
          INSURED EDUCATION*            10.2%
          HOSPITALS                      9.4%

(1) Returns are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

(2) Five largest sector weightings account for 80.0% of the Trust's investments, determined by dividing the total market value of the holdings by the total investments of the Trust. Holdings are subject to change.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yield will change.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST AS OF DECEMBER 31,1999

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

[Photo of Robert B. MacIntosh]
Robert B. MacIntosh,
Portfolio Manager

INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------

THE ECONOMY

o The Massachusetts economy continued to advance in 1999. The December 1999 unemployment rate was 3.2%, slightly above the 3.1% rate of a year ago, but still well below the national rate. Financial services, retail trade, health services and technology were again among the largest sources of new jobs.

o Underlining the strength of the Massachusetts economy, Moody's Investors Service, Inc. recently announced an upgrade of the state's bond rating from Aa3 to Aa2. The agency indicated that the state's robust economy, a $1.4 billion rainy day fund and the reorganization of MBTA finances played a role in the upgrade.

o Massachusetts tax revenues totalled just over $7 billion in 1999, an increase of $300 million, or 4.9%, over the previous year. Revenues rose in spite of the tax cuts that went into effect in 1999, reflecting a sharp increase in individual income tax collections and capital gains taxes from a rising stock market.

THE TRUST
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION

o The Trust's largest sector weightings at December 31 were escrowed bonds and education bonds. Education bonds provided compelling yields and excellent quality in well-regarded issuers such as Boston College, Tufts University and College of the Holy Cross.

o Management remained very selective with regard to hospital issues, focusing on quality institutions such as Dana Farber Cancer Institute. The Trust limited new investments in the sector given the increasingly competitive environment. Harvard Pilgrim Health Care's difficulties have further clouded the outlook.

o The Trust took advantage of the recent rise in interest rates by establishing tax losses that can be used to offset future capital gains. The proceeds of those sales were used to buy bonds with more attractive yields, as they became available.

PERFORMANCE FOR THE PAST YEAR

o Based on the December dividend and the December 31 share price of $11.50, the Trust had a market yield of 6.64%.1 To equal that in a taxable investment, a Massachusetts taxpayer in the combined state and 36% federal tax bracket (43.68% combined rate) would need a 11.80% yield.

o Based on net asset value, the Trust had a total return of -6.34%% for the year ended December 31, 1999. That return was the result of a decline in net asset value per share from $14.06 on December 31, 1998 to $12.45 on December 31, 1999, and the reinvestment of all distributions.

o On December 31, 1999, the Trust's share price on the American Stock Exchange traded at a 7.63% discount to its underlying net asset value. The share price traded at a 5.8% premium to its net asset value on December 31, 1998.

YOUR INVESTMENT AT WORK
--------------------------------------------------------------------------------

    RAIL CONNECTIONS, INC. MA
    CANTON AMTRAK PROJECT


                                                            [Graphic Omitted]
o In an effort to relieve the transportation gridlock along the crowded Northeast Corridor, Amtrak announced plans to begin high-speed, electric rail service between Boston and New York City.

o These Rail Connections, Inc. bonds funded the construction of a Canton-based, Amtrak parking facility built to serve riders of Amtrak's new Acela service. It is expected that the Acela service will become increasingly popular as an alternative to air travel between New York and Boston. Debt service for the bonds will be paid by revenues generated by the parking facility.

o The lower investment-grade bonds were privately insured by management, significantly enhancing their quality and upside potential in the event of a market rally.

--------------------------------------------------------------------------------
SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL CHANGE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               QUALITY WEIGHTINGS(2)
               ----------------------------------------------------------------

               BY TOTAL INVESTMENTS

               AAA                      36.0%
               AA                       13.7%
               A                         9.2%
               BBB                      22.1%
               BB                        1.1%
               Non-Rated                17.9%

               TRUST OVERVIEW(2)
               ----------------------------------------------------------------

               Number of Issues                        46
               Average Maturity                19.3 Years
               Duration                         8.4 Years
               Average Rating                          A+
               Average Call                     5.1 Years
               Average Dollar Price                $96.72

(1) The Trust's market yield is calculated by annualizing the most recent dividend per share and dividing by the share price at the end of the period.

(2) Because the Trust is actively managed, Quality Weightings and Trust Overview are subject to change. In the view of management, 13.0% of the non-rated portion of the Trust (17.9%) is of investment-grade quality.

    Past performance is no guarantee of future results. The value of an investment in the Trust will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. In addition, share price is subject to market influences.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)    Principal
------------------     Amount
          Standard     (000's
Moody's   & Poor's     Omitted)   Security                                             Value
------------------------------------------------------------------------------------------------------
Education -- 19.4%
------------------------------------------------------------------------------------------------------
NR          BBB-        $  750    Massachusetts DFA, Eastern Nazarene College,
                                  5.625%, 4/1/29                                         $   635,565
Baa2        BBB            550    Massachusetts DFA, Suffolk University, 5.75%, 07/01/19     509,053
NR          BBB            540    Massachusetts DFA, Wheeler School, 6.50% 12/01/29          519,026
Baa2        NR             250    Massachusetts DFA, Xaverian Brothers High School,
                                  5.65%, 07/01/29                                            222,380
NR          NR           1,650    Massachusetts HEFA, Wheaton College, 6.00%,1/1/18(5)     1,514,931
A3          A-           1,500    Massachusetts IFA, Clark University, 7.00%, 7/1/12(5)    1,573,815
Baa1        BBB          2,110    Massachusetts IFA, Springfield College,
                                  5.625%, 9/15/10                                          2,058,495
Baa1        NR             400    Massachusetts IFA, Wentworth Inst of  Technology,
                                  5.75%, 10/1/28                                             355,516
----------------------------------------------------------------------------------------------------
                                                                                         $ 7,388,781
----------------------------------------------------------------------------------------------------

Escrowed -- 21.9%
----------------------------------------------------------------------------------------------------
NR          NR          $2,105    Massachusetts HEFA, Atlanticare Medical Center,
                                  8.00%, 12/01/13 Prerefunded to 12/1/03(5)              $ 2,335,645
Aaa         AAA          1,380    Massachusetts HEFA, Boston College, (FGIC),
                                  6.625%, 7/1/21 Prerefunded to 7/1/01                     1,446,971
Aa2         AA+          1,500    Massachusetts HEFA, Daughters Of Charity,
                                  6.10%, 7/1/14 Prerefunded to 7/15/06                     1,588,545
Baa3        NR           1,000    Massachusetts HEFA, Milford-Whitinsville
                                  Hospital, 7.75%, 7/15/17 Prerefunded to 07/15/02         1,090,320
Aaa         NR             800    Massachusetts HEFA, Sisters of Providence Hospital,
                                  6.625%, 11/15/22 Prerefunded to 11/15/04                   856,296
A1          AA-          1,000    Massachusetts IFA, College of the Holy Cross,
                                  6.45%, 1/1/12 Prerefunded to 1/1/02                      1,052,740
-------------------------------------------------------------------------------------------------
                                                                                         $ 8,370,517
-------------------------------------------------------------------------------------------------

General Obligations -- 2.7%
---------------------------------------------------------------------------
Aa3         AA+         $1,000    Massachusetts Water Pollution Abatement Trust,
                                  6.375%, 2/1/15                                         $ 1,046,770
----------------------------------------------------------------------------------------------------

Hospitals -- 9.4%
----------------------------------------------------------------------------------------------------
NR          BBB+        $  650    Massachusetts HEFA, Cape Cod Health, 5.45%, 11/15/23   $   542,380
Baa2        BBB            750    Massachusetts HEFA, Caritas Christi Obl. Group,
                                  5.625%, 7/1/20                                             628,635
Ba2         BB             495    Massachusetts HEFA, Learning Center for the Deaf,
                                  6.125%, 7/1/29                                             430,803
NR          BBB-           400    Massachusetts HEFA, North Adams Hospital,
                                  6.625%, 7/1/18                                             386,216
A2          A              200    Massachusetts HEFA, South Shore Hospital,
                                  5.75%, 07/01/29                                            177,918
Aa2         NR           1,000    Massachusetts HEFA, Youville House, 6.25%, 2/
                                  15/41                                                      974,830
NR          NR             500    Massachusetts DFA MC Hospital Human Service
                                  Providers, 6.60%, 8/12/29                                  453,275
----------------------------------------------------------------------------------------------------
                                                                                         $ 3,594,057
----------------------------------------------------------------------------------------------------

Industrial Development Revenue -- 3.9%
----------------------------------------------------------------------------------------------------
A3         A            $1,500    Massachusetts IFA, General Motors, 5.55%, 4/1/09       $ 1,487,145
----------------------------------------------------------------------------------------------------

Insured Education -- 10.2%
----------------------------------------------------------------------------------------------------
Aaa         AAA         $   40    Massachusetts HEFA, Boston College, (FGIC),
                                  6.625%, 7/1/21                                         $    41,590
Aaa         AAA          1,765    Massachusetts HEFA, Northeastern University,
                                  (MBIA), 6.55%, 10/1/22                                   1,818,850
Baa         AAA          1,000    Massachusetts HEFA, Suffolk University, (CLEE),
                                  6.25%, 7/1/12                                            1,038,610
Aaa         AAA          1,000    Massachusetts HEFA, Tufts University, (FGIC),
                                  5.95%, 8/15/18                                           1,000,920
----------------------------------------------------------------------------------------------------
                                                                                         $ 3,899,970
----------------------------------------------------------------------------------------------------

Insured Hospitals -- 19.1%
----------------------------------------------------------------------------------------------------
Aaa         AAA         $1,725    Massachusetts HEFA, Addison Gilbert Hospital,
                                  (MBIA), 5.75%, 7/1/23                                  $ 1,622,518
Aaa         AAA            800    Massachusetts HEFA, Baystate Medical Center,
                                  (FSA), 6.00%, 7/1/26                                       778,800
Aaa         AAA          1,000    Massachusetts HEFA, Berkshire Health System,
                                  (MBIA), 6.00%, 10/1/19                                     989,060
Aaa         AAA          1,250    Massachusetts HEFA, Dana Farber Cancer Institute,
                                  (FGIC), 6.00%, 12/1/10                                   1,297,725
Aaa         AAA            500    Massachusetts HEFA, Mt. Auburn Hospital,
                                  (MBIA), 6.25%, 8/15/14                                     519,560
Aaa         AAA          1,000    Massachusetts HEFA, North Shore Medical
                                  Center, (MBIA), 5.625%, 7/1/14                             982,520
NR          AAA            595    Massachusetts HEFA, Valley Regional Health
                                  System, (CLEE), 5.75%, 7/1/18                              573,050
NR          AAA            500    Massachusetts HEFA, Winchester Hospital,
                                  (CLEE), 5.80%, 7/1/09                                      511,115
----------------------------------------------------------------------------------------------------
                                                                                         $ 7,274,348
----------------------------------------------------------------------------------------------------

Insured Special Tax -- 2.5%
----------------------------------------------------------------------------------------------------
NR          NR          $1,000    Puerto Rico IFA, (AMBAC), Variable Rate,
                                  3.798% (6)(7)                                          $   710,380
NR          AAA            420    Puerto Rico IFA, (AMBAC), Variable Rate,
                                  4.103% 07/01/28(7)(8)                                      237,539
----------------------------------------------------------------------------------------------------
                                                                                         $   947,919
----------------------------------------------------------------------------------------------------

Insured Transportation -- 2.1%
----------------------------------------------------------------------------------------------------
NR          A           $1,000    Rail Connections Inc. MA, (ACA), 0.00%, 7/1/19         $   274,800
NR          A            2,000    Rail Connections Inc, MA, (ACA), 0.00%, 7/1/20             512,340
----------------------------------------------------------------------------------------------------
                                                                                         $   787,140
----------------------------------------------------------------------------------------------------

Life Care -- 0.8%
----------------------------------------------------------------------------------------------------
NR          NR          $  350    Massachusetts IFA, Forge Hill, 6.75%, 04/1/30          $   296,377
----------------------------------------------------------------------------------------------------

Miscellaneous -- 1.4%
----------------------------------------------------------------------------------------------------
NR          BBB+        $  625    Massachusetts DFA, YMCA of Greater Boston,
                                  5.45%, 11/1/28                                         $   519,244
----------------------------------------------------------------------------------------------------

Nursing Home -- 4.0%
----------------------------------------------------------------------------------------------------
NR          NR          $  295    Massachusetts DFA, Odd Fellows, 6.25%, 1/1/15          $   268,040
NR          NR             500    Massachusetts HEFA, Christopher House, 6.875%,
                                  1/1/29                                                     463,535
NR          NR             750    Massachusetts IFA, Age Institute of
                                  Massachusetts, 8.05%, 11/1/25                              786,180
----------------------------------------------------------------------------------------------------
                                                                                         $ 1,517,755
----------------------------------------------------------------------------------------------------

Solid Waste -- 1.1%
----------------------------------------------------------------------------------------------------
NR          BBB         $  500    Massachusetts DFA, Res Recovery Ogden Haverhill,
                                  5.50%, 12/1/19                                         $   435,755
----------------------------------------------------------------------------------------------------

Transportation -- 1.5%
----------------------------------------------------------------------------------------------------
NR          AA-         $  830    Massachusetts Bay Transportation Authority,
                                  Variable Rate, 4.18%, 3/1/27(6)(7)                     $   566,873
----------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
  (identified cost $38,505,584)                                                          $38,132,651
----------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO:
1. Portfolio Overview: (Unaudited)
    Number of Issues                                                 46
    Average Maturity (Years)                                       19.3 Yrs.
    Effective Maturity (Years)                                     13.6 Yrs.
    Average Call (Years)                                            5.1 Yrs.
    Duration (Years)                                                8.4 Yrs.
    Average Rating                                                   A+

2. Health and Educational Obligors - At December 31, 1999, the Trust held securities issued by health and educational obligors with a value of $32,341,805 (representing 84.8% of total investments).

3. Insured Investments - The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1999, 37.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                                   Percentage
                                                                    of Total
                                                      Value        Investments
------------------------------------------------------------------------------
                                                      $
Municipal Bond Insurance Association (MBIA)             5,932,508        15.6%
Financial Guaranty Insurance Company (FGIC)             3,787,206         9.9
College Construction Loan Insurance Corporation
(CLEE)                                                  2,122,775         5.6
AMBAC Financial Group Inc. (AMBAC)                        947,919         2.5
American Capital Access (ACA)                             787,140         2.0
Financial Security Assurance Incorporated (FSA)           778,800         2.0
------------------------------------------------------------------------------
    Total Insured Securities                          $14,356,348        37.6%
------------------------------------------------------------------------------

4. Summary of Ratings (Unaudited):

                                                                  Percentage
                                         Number                    of Total
Ratings                                of Issues   Value         Investments
------------------------------------------------------------------------------
AAA/Aaa                                    15      $13,715,124           36.0%
AA/Aa                                       5        5,229,758           13.7
A/A                                         4        3,513,678            9.2
BBB/Baa                                    13        8,414,925           22.1
BB/Ba                                       1          430,803            1.1
NR                                          8        6,828,363           17.9
------------------------------------------------------------------------------
    Total                                  46      $38,132,651          100.0%
------------------------------------------------------------------------------

   The ratings indicated are the most recent Moody's and Standard & Poor's ratings believed to be available at December 31, 1999. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at December 31, 1999.

5. Private Placement Securities - Information relating to the initial acquisition and market valuation of private placement securities is presented below:

                                       Acquisition                Percentage
                                          Cost        Value     of Net Assets
------------------------------------------------------------------------------
Massachusetts HEFA, Atlanticare
  Medical Center "AMC"
  (acquired 12/15/93)                  $2,450,000   $2,335,645            6.1%
Massachusetts IFA, Clark University
  (acquired 12/15/94)                   1,519,125    1,573,815            4.1%
Massachusetts HEFA, Wheaton College
  (acquired 1/12/98)                    1,750,000    1,514,931            4.0%
------------------------------------------------------------------------------
    Total                                           $5,424,391           14.2%
------------------------------------------------------------------------------

   AMC and Clark have no publicly offered securities of the same class as the private placement security held by the Trust. Wheaton College has outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement securities, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

   6. Security has been issued as an inverse floater bond.

   7. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   8. Security has been issued as a leveraged inverse floater.

The accompanying notes are an integral aprt of these financial statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of December 31, 1999

Assets
------------------------------------------------------------------------------
Total Investments, at value
  (identified cost, $38,505,584)                                 $38,132,651
Interest receivable                                                  874,325
Receivable for securities sold                                        55,000
Other assets                                                           2,005
------------------------------------------------------------------------------
Total assets                                                     $39,063,981
------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------
Due to Bank                                                       $  162,375
Accrued expenses and other liabilities                                69,389
------------------------------------------------------------------------------
Total liabilities                                                 $  231,764
------------------------------------------------------------------------------
Net Assets                                                       $38,832,217
------------------------------------------------------------------------------
Net Assets Were Comprised of:
------------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par value; 400 shares
  authorized, 200 shares issued and outstanding at
  $50,000 per share liquidation preference (Note 2)              $10,000,000
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,314,859 shares issued and outstanding                 23,149
Additional paid-in capital                                        32,045,795
Accumulated net realized loss from investment transactions        (2,939,694)
Undistributed net investment income                                   75,900
Unrealized depreciation of investments                              (372,933)
------------------------------------------------------------------------------
Net Assets                                                       $38,832,217
------------------------------------------------------------------------------
Net Assets applicable to preferred shareholders:
  Auction preferred shares at liquidation value                  $10,000,000
  Cumulative undeclared dividends                                      2,329
------------------------------------------------------------------------------
                                                                 $10,002,329
Net assets applicable to common shareholders                     $28,829,888
------------------------------------------------------------------------------
Total                                                            $38,832,217
------------------------------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------------------------------
($28,829,888 / 2,314,859 common shares issued and outstanding)   $     12.45
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1999

Investment Income
--------------------------------------------------------------------------------
Interest income                                        $ 2,463,750
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Investment advisory fee (Note 4)                       $   143,543
Administration fee (Note 4)                                 61,726
Trustees' fees (Note 4)                                     30,000
Custodian and transfer agent fees (Note 1)                  59,004
Legal and accounting services                               37,599
Preferred share remarketing agent fee                       25,000
Printing and postage                                        20,200
Exchange membership fees                                     7,500
Preferred shares auction agent fees                          5,300
Miscellaneous                                                8,589
--------------------------------------------------------------------------------
Total operating expenses                               $   398,461
--------------------------------------------------------------------------------
Deduct -
  Reduction of custody fees (Note 1)                   $     4,396
--------------------------------------------------------------------------------
Total                                                  $     4,396
--------------------------------------------------------------------------------
Net operating expenses                                 $   394,065
--------------------------------------------------------------------------------
Net Investment Income                                  $ 2,069,685
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments
--------------------------------------------------------------------------------
Net realized gain from investment transactions         $   183,693
Net change in unrealized depreciation of investments    (3,950,422)
--------------------------------------------------------------------------------
Net loss on investments                                $(3,766,729)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations   $(1,697,044)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                 Year Ended            Year Ended
in Net Assets                                       December 31, 1999     December 31, 1998
-------------------------------------------------------------------------------------------
From operations -
   Net investment income                            $  2,069,685          $  2,026,532
   Net realized gain from investment transactions        183,693               412,882
   Net change in unrealized appreciation
    (depreciation) of investments                     (3,950,422)              (20,854)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                        $ (1,697,044)         $  2,418,560
-------------------------------------------------------------------------------------------
Dividends and Distributions:
Preferred Shareholders -
   From net investment income                       $   (284,906)         $   (321,910)
Common Shareholders -
   From net investment income                         (1,732,987)           (1,718,628)
-------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                      $ (2,017,893)         $ (2,040,538)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of distributions to common
    shareholders                                    $     43,260          $     44,199
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions                      $     43,260          $     44,199
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets               $ (3,671,677)         $    422,221
-------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------
At beginning of period                              $ 42,503,894          $ 42,081,673
-------------------------------------------------------------------------------------------
At end of period, including undistributed net
  investment income of $75,900
  and $24,108, respectively                         $ 38,832,217          $ 42,503,894
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights
Selected data for a common share outstanding during each period
                                                                          Year Ended December 31,
                                               ---------------------------------------------------------------------------
                                                          1999           1998           1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)     $ 14.06       $ 13.90        $ 13.01        $ 13.24       $ 11.32
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                    $  0.89(e)    $  0.88(e)     $  0.88(e)     $  0.88(e)    $  0.84
Net realized and unrealized gain (loss) on investments     (1.63)         0.16           0.89          (0.27)         1.94
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         $ (0.74)      $  1.04        $  1.77        $  0.61       $  2.78
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Preferred Shareholders -
  From net investment income                             $ (0.12)      $ (0.14)       $ (0.14)       $ (0.13)      $ (0.15)(c)
Common Shareholders -
  From net investment income                               (0.75)        (0.74)         (0.74)         (0.71)        (0.69)
  Distributions in excess of net investment income          --            --             --             --           (0.02)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $ (0.87)      $ (0.88)       $ (0.88)       $ (0.84)      $ (0.86)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (Common shares)           $ 12.45       $ 14.06        $ 13.90        $ 13.01       $ 13.24
--------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period (Common shares)    $11.500       $14.875        $13.938        $12.125       $11.125
--------------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value                   (18.23%)       12.05%         21.63%         15.61%        14.12%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                  $38,832       $42,504        $42,082        $40,039       $40,553
Ratio: (as a percentage of average total net assets)
  Expenses(d)                                               0.97%         0.96%(b)       0.96%(b)       1.00%         1.17%(b)
  Expenses, after custodian fee reduction                   0.96%         0.95%(b)       0.95%(b)       0.98%         --
  Net investment income                                     5.05%         4.79%(b)       4.95%(b)       5.12%         5.01%(b)
Ratios: (as a percentage of average common net assets)
  Expenses(a)(d)                                            1.28%         1.25%(b)       1.27%(b)       1.34%         1.58%(b)
  Expenses, after custodian fee reduction (a)               1.27%         1.24%(b)       1.26%(b)       1.32%         --
  Net investment income(a)                                  6.68%         6.27%(b)       6.57%(b)       6.86%         6.75%(b)
Portfolio turnover rate                                       32%           28%            20%            44%           28%
--------------------------------------------------------------------------------------------------------------------------
The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share for the last 5 years. Additionally, important relationships between certain financial statement items are expressed in ratio form.

(a)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.
(b)  Reflects expense waivers by the Advisor, Administrator, and/or Shareholder Servicing Agent during the period. If the Trust had borne all expenses for the year ended December 31, 1998 and the year ended December 31, 1997, net investment income per common share would have decreased by less than $0.01 during each period. If the Trust had borne all expenses for the year ended
     December 31, 1995, net investment income per common share would have decreased by $0.05.
(c)  Includes distributions in excess of net investment income of $0.003 per common share.
(d)  The expense ratios for the year ended December 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Trust to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended December 31, 1995 have not been adjusted to reflect this change.
(e)  Computed using average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
  The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in Massachusetts "investment grade" tax-exempt obligations issued on behalf of not-for-profit health and education institutions.

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

  SECURITIES VALUATION. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

  SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

  INTEREST INCOME. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discounts on long term debt securities when required for federal income tax purposes.

  FEDERAL INCOME TAXES. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

  At December 31, 1999, the Trust for federal income tax purposes had a capital loss carryover of $2,822,449, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($1,656,796) and December 31, 2003 ($1,165,653).

  EXPENSE REDUCTIONS. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. Credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

  USE OF ESTIMATES. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 AUCTION PREFERRED SHARES
--------------------------------------------------------------------------------
  The Trust currently has 200 Auction Preferred Shares outstanding. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

  Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 1999, there were no such restrictions on the Trust.

3 DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 1999 was 4.25%. For the year ended December 31, 1999, the Trust paid dividends to Auction Preferred shareholders amounting to $284,906, representing an average APS dividend rate for such period of 2.85%.

4 INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
  The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the year ended December 31, 1999, the fee paid for such services amounted to $143,543 and was equivalent to 0.35% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

  In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the year ended December 31, 1999, the fee paid for such services amounted to $61,726 and was equivalent to 0.15% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

  Trustees who are not affiliates of Eaton Vance are eligible to receive an annual fee of $7,500 each.

5 SECURITIES TRANSACTIONS
  ------------------------------------------------------------------------------
  Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 1999, aggregated $12,904,842 and $12,851,438, respectively. There were no purchases and sales of short-term municipal securities during the year ended December 31, 1999.

  The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at December 31, 1999, as computed for federal income tax purposes, were as follows:

  IDENTIFIED COST                               $38,622,829
  -------------------------------------------------------------------
  Gross unrealized appreciation                 $ 1,366,134
  Gross unrealized depreciation                  (1,856,312)
  -------------------------------------------------------------------
  NET UNREALIZED DEPRECIATION                   $  (490,178)
  -------------------------------------------------------------------

6 CAPITAL TRANSACTIONS
  ------------------------------------------------------------------------------
  The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock.

  Transactions in common shares were as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                    ------------------------
                                                    1999           1998
  --------------------------------------------------------------------------
  Beginning shares                                  2,311,664      2,308,508
  Shares issued pursuant to the Trust's dividend
    reinvestment plan                                   3,195          3,156
  --------------------------------------------------------------------------
  Ending shares                                     2,314,859      2,311,664
  --------------------------------------------------------------------------

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
THE MASSACHUSETTS HEALTH & EDUCATION
TAX-EXEMPT TRUST
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2000

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

HOW THE PLAN WORKS
Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

TAX IMPLICATIONS
Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

HOW TO PARTICIPATE
If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

--------------------------------------------------------------------------------
APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
-------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.

                                        --------------------------------------
                                        Please print exact name on account:


                                        --------------------------------------
                                        Shareholder signature          Date


                                        --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                              Investors Bank & Trust Company
                              P.O. Box 1537, MFD23
                              Boston, MA 02205-1537
--------------------------------------------------------------------------------

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST as of December 31, 1999

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------


THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

OFFICERS                        BOARD OF TRUSTEES

THOMAS J. FETTER, CFA           WALTER B. PRINCE, ESQ., CHAIRMAN
President                       Partner, Peckham, Lobel & Tye

ROBERT B. MACINTOSH, CFA        JAMES F. CARLIN
Vice President and              Chairman of the Massachusetts Board of Higher
Portfolio Manager               Education and Chairman & CEO of Carlin
                                Consolidated, Inc.

JAMES L. O'CONNOR
Treasurer                       THOMAS H. GREEN III, ESQ.
                                Director of Salomon Smith Barney, Public
                                Finance
ERIC G. WOODBURY, ESQ.          Department
Secretary

                                EDWARD M. MURPHY
KRISTIN S. ANAGNOST             Alliance Health Incorporated, and
Assistant Treasurer and         Former Executive Director of the
Assistant Secretary             Massachusetts Health & Education Facilities
                                Authority

                                JAMES M. STOREY, ESQ.
                                Trustee, various investment companies

                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISOR AND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16Th Floor
Boston, MA 02116


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110



THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

278-12/99                                                             MHEFASRC